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                                                                   EXHIBIT 14(e)


                               POWER OF ATTORNEY

     The undersigned Directors/Trustees and officers of each of the registered investment companies listed below hereby authorize Terry K. Glenn, Donald C. Burke and Joseph T. Monagle, Jr., or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Merrill Lynch California Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Growth Fund, Merrill Lynch World Income Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings Florida Insured Fund III, MuniHoldings Michigan Insured Fund, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings Pennsylvania Insured Fund, MuniVest Pennsylvania Insured Fund, MuniYield Fund, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Michigan Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc.

Dated: April 7, 1999

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           /s/ TERRY K. GLENN                                    /s/ JOSEPH L. MAY
-----------------------------------------            -----------------------------------------
             Terry K. Glenn                                        Joseph L. May
     (President/Principal Executive                             (Director/Trustee)
        Officer/Director/Trustee)

          /s/ JAMES H. BODURTHA                                 /s/ ANDRE F. PEROLD
-----------------------------------------            -----------------------------------------
            James H. Bodurtha                                     Andre F. Perold
           (Director/Trustee)                                   (Director/Trustee)

          /s/ HERBERT I. LONDON                                  /s/ ARTHUR ZEIKEL
-----------------------------------------            -----------------------------------------
            Herbert I. London                                      Arthur Zeikel
           (Director/Trustee)                                   (Director/Trustee)

          /s/ ROBERT R. MARTIN                                  /s/ DONALD C. BURKE
-----------------------------------------            -----------------------------------------
           (Director/Trustee)                                     Donald C. Burke
                                                        (Vice President/Treasurer/Principal
                                                                     Financial
                                                              and Accounting Officer)
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